U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2015

EAGLE FORD OIL & GAS CORP.

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(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA

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(State or other Jurisdiction as Specified in Charter)

000-51656	75-2990007
(Commission file number)	(I.R.S. Employer Identification No.)

2951 Marina Bay Drive

Suite 130-369

League City, Texas 77573

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(Address of Principal Executive Offices)

281-383-9648

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(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2015, Johannes Petrus Roux was appointed as Chairman of Eagle Ford Oil & Gas Corp.

On April 14, 2015, Jacob Cornelis Pauw was appointed as Chief Operating Officer of Eagle Ford Oil & Gas Corp.

On April 14, 2015, Mak Shee Fu was appointed Director of Eagle Ford Oil & Gas Corp.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EAGLE FORD OIL & GAS CORP.

Date: April 15, 2015	By:	/s/ Johannes Petrus Roux
Name: Johannes Petrus Roux
Title: Chairman